SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2003


                         CIT Equipment Collateral 2000-2
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        333-74847                                         52-7109880
(Commission File Number)                       (IRS Employer Identification No.)

               c/o Chase Manhattan Bank USA, National Association
                            1201 North Market Street
                           Wilmington, Delaware 19801
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (302) 428-3372



                                       N/A
          (Former name or former address, if changed since last report)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION
----------                                  -----------

  99.1                                      Pool Data Report


                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CIT EQUIPMENT COLLATERAL 2000-2


                                         By:  Capita Corporation, as Servicer


                                         By: /s/ Barbara Callahan
                                             ----------------------------------
                                             Name:  Barbara Callahan
                                             Title: Vice President


Dated:  April 4, 2003

Exhibit 99.1 - Pool Data Report


CIT EQUIPMENT TRUST 2000-2
GENERAL COMPOSITION
AT JANUARY 31, 2003


                                                                       WEIGHTED              WEIGHTED             AVERAGE
                                                  CURRENT              AVERAGE               AVERAGE             REQUIRED
                      NUMBER                     REQUIRED              ORIGINAL             REMAINING             PAYOFF
                        OF                        PAYOFF                 TERM                  TERM               AMOUNT
                    CONTRACTS                     AMOUNT               (RANGE)               (RANGE)              (RANGE)
                    ---------                    --------              --------             ----------          ----------
                      42,919                 $ 221,735,625           61.8 months           28.6 months            $5,166
                                                                  (23 to 121 months)     (0 to 93 months)      ($0 to $2,173,511)


TYPE OF CONTRACT
AT JANUARY 31, 2003

                                                                             % OF
                                                                            TOTAL                                      % OF
                                                      NUMBER                NUMBER               REQUIRED            REQUIRED
                                                        OF                    OF                  PAYOFF              PAYOFF
TYPE OF CONTRACT                                     CONTRACTS            CONTRACTS               AMOUNT              AMOUNT
-----------------                                    ---------            ---------              --------            --------
 True Leases                                            32,678             76.14%                 $127,112,645         57.33%
 Finance Leases                                          9,980             23.25                    64,142,349         28.93
 Loans and other financing arrangements                    261              0.61                    30,480,631         13.75
                                                 ----------------------------------------------------------------------------------
    Total                                               42,919            100.00%                 $221,735,625        100.00%
                                                 ==================================================================================


CIT EQUIPMENT TRUST 2000-2
GEOGRAPHICAL DISTRIBUTION
(BASED ON OBLIGOR BILLING ADDRESS)

AT JANUARY 31, 2003
                                                                     % OF
                                                                     TOTAL                                             % OF
                                               NUMBER               NUMBER                   REQUIRED                REQUIRED
                                                 OF                   OF                      PAYOFF                  PAYOFF
STATE                                        CONTRACTS             CONTRACTS                  AMOUNT                  AMOUNT
------                                       ---------             ----------                --------               ----------
Alabama                                           455                  1.06%            $   1,533,857                   0.69%
Alaska                                             83                  0.19                   234,653                   0.11
Arizona                                           551                  1.28                 3,890,677                   1.75
Arkansas                                          223                  0.52                 1,110,924                   0.50
California                                      5,505                 12.83                30,159,847                  13.60
Colorado                                          817                  1.90                 3,686,223                   1.66
Connecticut                                       813                  1.89                 3,224,771                   1.45
Delaware                                          378                  0.88                   603,897                   0.27
District of Columbia                              298                  0.69                 1,752,964                   0.79
Florida                                         2,663                  6.20                13,942,777                   6.29
Georgia                                         1,280                  2.98                 7,312,908                   3.30
Hawaii                                             31                  0.07                    76,177                   0.03
Idaho                                             156                  0.36                   813,364                   0.37
Illinois                                          532                  1.24                 4,240,649                   1.91
Indiana                                           577                  1.34                 3,468,249                   1.56
Iowa                                              178                  0.41                   553,969                   0.25
Kansas                                            230                  0.54                 3,369,038                   1.52
Kentucky                                          358                  0.83                 1,610,113                   0.73
Louisiana                                         365                  0.85                 1,157,792                   0.52
Maine                                              34                  0.08                    92,012                   0.04
Maryland                                          927                  2.16                 4,004,752                   1.81
Massachusetts                                   1,733                  4.04                 9,374,750                   4.23
Michigan                                        1,812                  4.22                10,189,592                   4.60
Minnesota                                         723                  1.68                 3,061,891                   1.38
Mississippi                                       211                  0.49                   900,002                   0.41
Missouri                                          662                  1.54                 3,839,984                   1.73
Montana                                           119                  0.28                   597,627                   0.27
Nebraska                                          147                  0.34                   668,019                   0.30
Nevada                                            238                  0.55                   944,573                   0.43
New Hampshire                                     298                  0.69                 1,208,576                   0.55
New Jersery                                     2,668                  6.22                16,584,952                   7.48
New Mexico                                        223                  0.52                   666,626                   0.30
New York                                        4,319                 10.06                21,006,820                   9.47
North Carolina                                  1,081                  2.52                 5,181,089                   2.34
North Dakota                                       40                  0.09                   156,541                   0.07
Ohio                                            1,289                  3.00                 4,771,284                   2.15
Oklahoma                                          384                  0.89                 1,478,079                   0.67
Oregon                                            476                  1.11                 4,665,721                   2.10
Pennsylvania                                    2,242                  5.22                 9,803,925                   4.42
Rhode Island                                      160                  0.37                   660,223                   0.30
South Carolina                                    432                  1.01                 2,750,027                   1.24
South Dakota                                       44                  0.10                   214,702                   0.10
Tennessee                                         731                  1.70                 2,245,169                   1.01
Texas                                           3,372                  7.86                16,958,225                   7.65
Utah                                              309                  0.72                 1,844,557                   0.83
Vermont                                           119                  0.28                   252,745                   0.11
Virginia                                        1,095                  2.55                 6,957,911                   3.14
Washington                                        800                  1.86                 4,777,926                   2.15
West Virginia                                     143                  0.33                   509,821                   0.23
Wisconsin                                         524                  1.22                 2,497,168                   1.13
Wyoming                                            71                  0.17                   127,491                   0.06
                                       --------------------------------------------------------------------------------------------
   Total                                       42,919                100.00%            $ 221,735,625                 100.00%
                                       ============================================================================================


CIT EQUIPMENT TRUST 2000-2
PAYMENT STATUS
AT JANUARY 31, 2003
                                                                                    % OF
                                                                                   TOTAL                                   % OF
                                                                  NUMBER           NUMBER            REQUIRED            REQUIRED
                                                                    OF               OF               PAYOFF              PAYOFF
           DAYS DELINQUENT                                      CONTRACTS        CONTRACTS            AMOUNT              AMOUNT
           ---------------                                      ---------        ---------           --------            ---------
Current, including 1 to 30 day
    delinquent contracts                                           39,722           92.55%           $208,519,840          94.04%
31-60 days delinquent                                               1,771            4.13               8,091,994           3.65
61-90 days delinquent                                                 659            1.54               2,290,390           1.03
91-120 days delinquent                                                352            0.82               1,175,741           0.53
Over 120 days delinquent                                              415            0.97               1,657,661           0.75
                                                            -----------------------------------------------------------------------
    Total                                                          42,919          100.00%           $221,735,625         100.00%
                                                            =======================================================================


TYPES OF EQUIPMENT
AT JANUARY 31, 2003

                                                                                    % OF
                                                                                   TOTAL                                   % OF
                                                                  NUMBER           NUMBER            REQUIRED            REQUIRED
                                                                    OF               OF               PAYOFF              PAYOFF
TYPE OF EQUIPMENT                                               CONTRACTS        CONTRACTS            AMOUNT              AMOUNT
-----------------                                               ---------        ---------           ---------           ---------
Telecommunications                                                  9,939           23.16%       $     97,025,043          43.76%
Computers & Point-of-Sale                                          27,218           63.42              47,393,331          21.37
Medical / Healthcare                                                  139            0.32              30,064,856          13.56
Automotive Diagnostic Equipment                                     2,379            5.54              14,773,820           6.66
General Office Equipment / Copiers                                  2,015            4.69              12,092,697           5.45
Construction                                                          199            0.46               5,798,525           2.62
Other(1)                                                              463            1.08               4,548,500           2.05
Manufacturing                                                         256            0.60               4,319,247           1.95
Printing                                                               73            0.17               2,060,471           0.93
Transportation                                                         50            0.12               1,365,963           0.62
Computer Software                                                      69            0.16               1,318,713           0.59
Commercial / Retail Fixtures                                          119            0.28                 974,461           0.44
                                                            -----------------------------------------------------------------------
Total                                                              42,919          100.00%       $    221,735,625         100.00%
                                                            =======================================================================

(1) Includes $408,921 as the largest and $9,824 as the average Required Payoff Amount



CIT EQUIPMENT TRUST 2000-2
REQUIRED PAYOFF AMOUNT
AT JANUARY 31, 2003
                                                                                % OF
                                                                                TOTAL                                   % OF
                                                             NUMBER            NUMBER            REQUIRED             REQUIRED
                                                                OF               OF               PAYOFF               PAYOFF
REQUIRED PAYOFF AMOUNT                                      CONTRACTS         CONTRACTS           AMOUNT               AMOUNT
----------------------                                      ---------         ---------          --------             ---------
0 - 5,000.00                                                   35,515            82.75%        $   42,326,838           19.09%
5,000.01 - 10,000.00                                            3,715             8.66             25,786,990           11.63
10,000.01 - 15,000.00                                           1,290             3.01             15,686,607            7.07
15,000.01 - 25,000.00                                           1,082             2.52             20,746,733            9.36
25,000.01 - 50,000.00                                             735             1.71             25,112,038           11.33
50,000.01 - 100,000.00                                            314             0.73             21,785,033            9.82
100,000.01 - 150,000.00                                           100             0.23             12,451,992            5.62
150,000.01 - 250,000.00                                            83             0.19             16,513,267            7.45
250,000.01 - 500,000.00                                            57             0.13             19,674,210            8.87
500,000.01 - 1,000,000.00                                          25             0.06             17,376,816            7.84
1,000,000.01 - 1,500,000.00                                         2             0.00              2,101,592            0.95
1,500,000.01- 2,500,000.00(1)                                       1             0.00              2,173,511            0.98
2,500,000.01- 5,000,000.00                                          -             0.00                      -            0.00
                                                            ------------------------------------------------------------------------
 Total                                                         42,919           100.00%          $221,735,625          100.00%
                                                            ========================================================================


(1) Includes $2,173,511 as the largest Required Payoff Amount.



REMAINING TERM
AT JANUARY 31, 2003
                                                                                % OF
                                                                                TOTAL                                   % OF
                                                             NUMBER            NUMBER            REQUIRED             REQUIRED
                                                               OF                OF               PAYOFF               PAYOFF
REMAINING TERMS OF CONTRACT                                 CONTRACTS         CONTRACTS           AMOUNT               AMOUNT
---------------------------                                 ---------         ---------          --------             ---------
         (MONTHS)
    0- 12                                                      29,766            69.35%       $    49,580,564           22.36%
   13- 24                                                       7,619            17.75             67,770,232           30.56
   25- 36                                                       5,360            12.49             70,126,896           31.63
   37- 48                                                          61             0.14              4,141,467            1.87
   49- 60                                                          43             0.10              5,377,487            2.43
   61- 72                                                           1             0.00                151,228            0.07
   73- 84                                                          13             0.03              3,647,137            1.64
   85- 96                                                          56             0.13             20,940,614            9.44
   97-120                                                           -             0.00                      -            0.00
                                                            ------------------------------------------------------------------------
     Total                                                     42,919           100.00%       $   221,735,625          100.00%
                                                            ========================================================================



CIT EQUIPMENT TRUST 2000-2
TYPES OF OBLIGOR
AT JANUARY 31, 2003
                                                                             % OF
                                                                             TOTAL                                           % OF
                                                         NUMBER             NUMBER                   REQUIRED              REQUIRED
                                                           OF                 OF                     PAYOFF                 PAYOFF
TYPE OF OBLIGOR                                        CONTRACTS           CONTRACTS                 AMOUNT                 AMOUNT
---------------                                        ---------           ---------                ----------            ---------
Service Organizations(1)                                    17,462            40.69%         $       82,798,174             37.34%
Medical/Healthcare                                           1,952             4.55                  40,876,627             18.43
Manufacturing                                                4,766            11.10                  29,424,585             13.27
Retail & Wholesale                                           5,836            13.60                  27,279,742             12.30
Financial Services                                           2,941             6.85                  12,680,898              5.72
Transportation                                               1,469             3.42                  10,164,161              4.58
Other(2)                                                     5,817            13.55                  10,965,425              4.95
Construction                                                 1,627             3.79                   3,459,603              1.56
Printing & Copy Centers                                        471             1.10                   1,959,109              0.88
Resources                                                      409             0.95                   1,115,134              0.50
Government                                                     140             0.33                     856,508              0.39
Machine Tools                                                   29             0.07                     155,659              0.07
                                                   --------------------------------------------------------------------------------
          Total                                             42,919           100.00%         $      221,735,625            100.00%
                                                   ================================================================================

(1) Primarily Business Services (51%); Other Service Organizations (13%); Engineering, Accounting and Research (12%); and Communications (3%).

(2) Includes $408,921 as the largest required payoff amount belonging to a single obligor.

As shown in the table above, the servicer's records list 4.95% of the total required payoff amount in the category of "Other" obligor. The servicer notes that the collateral securing approximately 3.14% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 1.80% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.


OBLIGOR CONCENTRATION
                                                                                                     % OF
                                                         NUMBER                                   REQUIRED              REQUIRED
OBLIGORS (INCLUDING CONTRACTS SECURIN                      OF                                      PAYOFF                PAYOFF
   VENDOR LOANS)                                        CONTRACTS                                  AMOUNT                AMOUNT
-------------------------------------                   ---------                                ---------             ----------
Top 5                                                        417                                 $ 10,587,217              4.77%


The industries in which the top 5 obligors conduct business are Service Organizations, Manufacturing, Retail and Wholesale Trade, and Financial Services.


CIT EQUIPMENT TRUST 2000-2
SCHEDULED PAYMENT
AT JANUARY 31, 2003


        COLLECTION                 SCHEDULED             COLLECTION              SCHEDULED
        PERIOD                     CASHFLOWS               PERIOD                CASHFLOWS
        -----------               -------------          -----------             ----------
Positive Rent Due                  5,019,246.28
            February-2003         13,335,379.91            January-2007           487,455.48
               March-2003         15,978,708.46           February-2007           487,455.48
               April-2003         15,952,682.54              March-2007           480,693.32
                 May-2003         14,449,098.70              April-2007           496,329.16
                June-2003         13,039,290.69                May-2007           462,147.30
                July-2003         11,455,919.72               June-2007           448,603.50
              August-2003          9,149,736.23               July-2007           450,539.45
           September-2003          7,933,592.08             August-2007           387,423.79
             October-2003          7,396,848.09          September-2007           420,212.47
            November-2003          7,183,442.21            October-2007           369,082.01
            December-2003          7,222,743.87           November-2007           369,082.01
             January-2004          7,162,182.15           December-2007           369,082.01
            February-2004          6,978,275.23            January-2008           369,082.01
               March-2004          6,933,597.12           February-2008           369,082.01
               April-2004          6,993,129.40              March-2008           369,082.01
                 May-2004          6,757,449.66              April-2008           369,083.01
                June-2004          6,614,824.67                May-2008           366,127.41
                July-2004          6,595,003.99               June-2008           366,127.41
              August-2004          6,123,551.31               July-2008           366,127.41
           September-2004          5,239,745.25             August-2008           366,127.41
             October-2004          4,476,783.55          September-2008           366,127.41
            November-2004          3,954,610.58            October-2008           366,127.41
            December-2004          3,553,212.79           November-2008           366,127.41
             January-2005          3,397,592.09           December-2008           366,127.41
            February-2005          3,221,003.95            January-2009           366,127.41
               March-2005          3,037,131.10           February-2009           366,127.41
               April-2005          2,727,490.11              March-2009           366,127.41
                 May-2005          2,259,820.77              April-2009           366,127.41
                June-2005          1,779,210.24                May-2009           366,127.41
                July-2005          1,320,840.02               June-2009           366,127.41
              August-2005            865,213.30               July-2009           366,127.41
           September-2005            704,635.94             August-2009           366,127.41
             October-2005            661,491.54          September-2009           366,127.41
            November-2005            637,847.79            October-2009           344,757.55
            December-2005            628,454.92           November-2009           312,681.24
             January-2006            627,824.35           December-2009           308,393.36
            February-2006            596,748.75            January-2010           308,393.36
               March-2006            594,233.50           February-2010           308,393.36
               April-2006            592,193.93              March-2010           368,054.79
                 May-2006            576,317.90              April-2010           274,117.35
                June-2006            580,384.27                May-2010           197,665.89
                July-2006            565,654.62               June-2010           216,319.99
              August-2006            557,064.46               July-2010            71,564.97
           September-2006            542,241.72             August-2010            14,216.71
             October-2006            534,764.17          September-2010            14,216.71
            November-2006            509,046.99            October-2010            14,216.71
            December-2006            487,455.48           November-2010                    -
